TRANSAMERICA ADVISORY ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated December 5, 2024

to the

Prospectus dated May 1, 2024

Initial Summary Prospectus dated May 1, 2024

Effective immediately, based on changes to the underlying portfolios, the Appendix: Portfolio Companies Available Under the Policy is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name
DFA VA Equity Allocation Portfolio	Dimensional VA Equity Allocation Portfolio
DFA VA Global Bond Portfolio	Dimensional VA Global Bond Portfolio
DFA VA Global Moderate Allocation Portfolio	Dimensional VA Global Moderate Allocation Portfolio
DFA VA International Small Portfolio	Dimensional VA International Small Portfolio
DFA VA International Value Portfolio	Dimensional VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio	Dimensional VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio	Dimensional VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio

This Supplement updates certain information in the above referenced Prospectus, and Initial Summary Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.